UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-27002                94-3333649
           --------                     -------                ----------
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)            Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
-------------------------

     Item 7.01  Regulation FD Disclosure
     -----------------------------------

     On February 22, 2005, International DisplayWorks, Inc. (the "Company") signed a commitment letter for a new $20 million revolving credit line with Wells Fargo HSBC Trade Bank N.A. The new line will replace an existing $5 million asset-based line and will provide additional working capital along more favorable terms. The credit line is subject to the execution of final agreements, which the Company expects to complete by the end of March 2005. The new line of credit will be used by the Company meet demand for new orders and to support capital requirements, including the development of the Company's new manufacturing facility.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

     Item 9.01 Financial Statements and Exhibits
     -------------------------------------------

     Exhibit No.                   Exhibit Description
     -----------                   -------------------

         99 Press Release dated February 22, 2005, titled "International DisplayWorks, Inc Signs Commitment Letter for $20 Million Revolving Credit Line With Wells Fargo HSBX Trade Bank N.A."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware corporation


Dated:  February 22, 2005                      /s/ Alan M. Lefko
        -----------------                      ---------------------------------
                                               Alan M. Lefko,
                                               Vice President Finance

                                  EXHIBIT INDEX




         Exhibit No.               Exhibit Description
         -----------               -------------------

             99 Press Release dated February 22, 2005, titled "International DisplayWorks, Inc Signs Commitment Letter for $20 Million Revolving Credit Line with Wells Fargo HSBX Trade Bank N.A."